Exhibit 4.1

EXLS

EXL SERVICE

ExlService Holdings, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

CUSIP 302081 10 4

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

ExlService Holdings, Inc.

CERTIFICATE OF STOCK

The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto, to all of which provisions the holder by acceptance hereof assents.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Thereof, ExlService Holdings, Inc. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunder affixed.

Dated:

ExlService Holdings, Inc. CORPORATE SEAL 2002 DELAWARE

SECRETARY

PRESIDENT

Countersigned and Registered:
REGISTRAR AND TRANSFER COMPANY
(Cranford, NJ)
Transfer Agent and Registrar

By

Authorized Signature

AMERICAN BANK NOTE COMPANY
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003

SALES: J. NAPOLITANO 631-253-3206

/ ETHER 7 / LIVE JOBS / E / EXLSERVICE 24749 FC

PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720
PROOF OF SEPTEMBER 28, 2006
EXLSERVICE HOLDINGS, INC.
TSB 24749 FC

Operator: Ron / Renee

Rev. 2

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____OK AS IS ____OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Logo prints in PMS Reflex Blue and PMS 1585. Intaglio prints in SC-7 Dark Blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

EXLSERVICE HOLDINGS, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

TEN ENT

JT TEN

- as tenants in common

- as tenants by the entireties

- as joint tenants with right of

survivorship and not as tenants in common

UNIF GIFT MIN ACT -

Custodian

(Cust)

(Minor)

under Uniform Gifts to Minors

Act

(State)

Additional abbreviations may also be used though not in the above list.

For value received,

hereby sell, assign and transfer unto.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the Common stock represented by the within certificate, and do hereby irrevocably constitute and appoint.

dated Attorney to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE17Ad-15.

AMERICAN BANK NOTE COMPANY

711 ARMSTRONG LANE

COLUMBIA, TENNESSEE 38401

(931)388-3003

SALES:

J. NAPOLITANO

613-253-3206

/ ETHER 7 / LIVE JOBS / E / EXLSERVICE 24749 BK

PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720

PROOF OF SEPTEMBER 11, 2006

Operator:

Ron

New

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:    OK AS IS    OK WITH CHANGES    MAKE CHANGES AND SEND ANOTHER PROOF